UAM Funds
Funds for the Informed Investorsm
TJ Core Equity Portfolio
Semi-Annual Report October 31, 1999




                                                                   [LOGO OF UAM]

UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO
                                                       OCTOBER 31, 1999
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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    4

Statement of Assets and Liabilities .......................................    7

Statement of Operations ...................................................    8

Statement of Changes in Net Assets ........................................    9

Financial Highlights ......................................................   10

Notes to Financial Statements .............................................   11

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

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 1999

Dear Shareholder:

Overview of Market and Economic Conditions:

The Federal Reserve has recently postponed its third rate increase and has stated that it may have to increase rates if things get inflationary. Last year, the Federal Reserve was in the process of ensuring global stability and the integrity of the U.S. financial system by lowering interest rates three times. Therefore this year's increases were entirely expected -- to remove last year's stimulus -- if the world's economies had rebounded. The experts are split as usual as to whether the Federal Reserve raises rates imminently. Those who call for an increase think that we are too close to an inflationary revival and the Federal Reserve should nip it in the bud. Those who don't think a rate increase is imminent think the Federal Reserve doesn't want to engender any more fear than is already building up in the financial system as we approach the Y2K showdown. If there is a fear of wage inflation, the Federal Reserve may be forced to raise rates.

This backdrop of an economy that is growing and that is not inflationary has persisted for some time. The Federal Reserve periodically raises and reduces interest rates to temper growth. This modulation by the Federal Reserve has kept the economy and stock market growing at a healthy clip. The huge surprise with the latest tightening has been the impact on different sectors of the market. Traditionally, higher interest rates impact higher PE stocks more since it is implied that growth will slow down. Paradoxically, this time high PE stocks have outperformed in the face of rising interest rates. Specifically, the technology sector has continued to gain importance as it continues to exhibit growth through thick and thin. The technology sector has grown to over 20% of the S & P 500 Index similar to the growth of the energy stocks in the index when OPEC ruled. Concomitantly, the Dow Jones Industrials have recently reshuffled their components, reducing "old-line companies" for the large growth companies. The Dow Jones Industrials eliminated: Sears, Union Carbide, Chevron, and Goodyear. The Dow Jones Industrials added: Microsoft, Intel, Home Depot, and SBC Communications. This "out with the old and in with the new" further exacerbates the outperformance of growth versus cyclical companies as index buyers lighten up on the eliminated names and add to new names. The dichotomy of valuations between "old" companies that only grow if the economy grows and the "new" companies that are gaining market share is striking. The financial markets are currently willing to pay inordinately for potential and pay niggardly valuations for companies that are stagnant. Volatility arises when erstwhile growing companies admit that they too have entered the doldrums and aren't currently evincing growth. That is when institutions and individuals en masse devalue the stock's PE like a third world currency. Conversely, this is providing very low entry level valuations if the companies get themselves out of the doldrums.

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UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO

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Top Ten Holdings as a percentage of the portfolio on October 31, 1999

     1. Merck (3.9%)               6. Intel (2.9%)
     2. Fannie Mae (3.3%)          7. First Union (2.7%)
     3. Coastal (3.3%)             8. Bank of America (2.6%)
     4. Sara Lee (3.2%)            9. SBC Communications (2.6%)
     5. MediaOne (3.0%)           10. Bristol Myers (2.5%)

Investment Strategies and Techniques Used during the Year:

Due to the extreme volatility of valuations in the market, the portfolio has been particularly keen to take profits if it seems that valuations seem to have gotten ahead of themselves. This is monitored by noticing year-to-date performance and comparing it to the index. Heightened PE ratios and stockholdings that grow due to PE revaluations are also similarly reduced. Additionally, holdings and sectors that have underperformed are monitored to see if names can be increased or added. Having said that, this only mitigates matters if current holdings report disappointing earnings which are unexpected. This quarter particularly has been one in which current holdings have failed to deliver expected earnings.

Portfolio Performance for the Semi-Annual Period Ended October 31, 1999

For the six months the TJ Core Equity Portfolio had a return of -1.52% versus a gain of 2.74% by the S&P 500. These returns failed to keep pace with the index due to some unfortunate holdings that reported below expectations for their quarter. Even though our game plan has been a correct one, some stocks have failed to keep up their end by delivering expected earnings. Companies that were inexpensive yet got even cheaper because they missed earnings targets were:
Allstate, Dun and Bradstreet, Raytheon, Sterling Commerce, and Xerox. Additionally H & R Block announced an acquisition that reduced its PE ratio. Tyco International also suffered due to an attack on its accounting method of making acquisitions. The combination of these specific companies' underperformance and the outperformance of technology stocks which are much higher valued led to our below market performance. This underperformance was attributed to some specific underperforming companies and the outperformance of an expensive industry- technology- continuing to outperform in the face of rising interest rates.

Tom Johnson Investment Management, Inc.

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UAM FUNDS                                              TJ CORE EQUITY PORTFOLIO

-------------------------------------------------------------------------------

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.

                     Definition of the Comparative Indices
                     -------------------------------------

Dow Jones Industrial Average is a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.
Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS -- 95.8%
--------------------------------------------------------------------------------
                                                         Shares            Value
                                                      ----------      ----------
BASIC MATERIALS -- 1.5%

  Du Pont (E.I.) de Nemours ..................            9,704         $625,301
                                                                      ----------
CAPITAL GOODS -- 13.3%
  General Electric ...........................            7,600        1,030,275
  ITT Industries .............................           22,600          772,638
  Minnesota Mining & Manufacturing ...........           10,300          979,144
  SPX ........................................            9,172          777,327
  Textron ....................................           12,800          988,000
  Tyco International .........................           24,752          988,533
                                                                      ----------
                                                                       5,535,917
                                                                      ----------
COMMUNICATION SERVICES -- 2.6%
  SBC Communications .........................           21,529        1,096,633
                                                                      ----------
CONSUMER CYCLICALS -- 9.6%
  Block (H&R) ................................           21,600          919,350
  Dayton Hudson ..............................           11,500          743,188
  Dun & Bradstreet ...........................           24,900          731,438
  Gannett ....................................           10,900          840,662
  Jostens ....................................           21,000          443,625
  Toys 'R' Us* ...............................           24,300          343,238
                                                                      ----------
                                                                       4,021,501
                                                                      ----------
CONSUMER STAPLES -- 15.4%
  Heinz (H.J.) ...............................           22,000        1,050,500
  McDonald's .................................           24,100          994,125
  MediaOne Group* ............................           17,800        1,264,912
  PepsiCo ....................................           28,500          988,594
  Sara Lee ...................................           49,600        1,342,300
  Tricon Global Restaurants* .................           20,800          835,900
                                                                      ----------
                                                                       6,476,331
                                                                      ----------
ENERGY -- 6.5%
  Conoco, Cl B ...............................           37,213        1,009,403
  Mobil ......................................            7,200          694,800
  Total Fina S A Sponsored ADR ...............           15,053        1,003,903
                                                                      ----------
                                                                       2,708,106
                                                                      ----------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS --(continued)
--------------------------------------------------------------------------------

                                                           Shares        Value
                                                         ----------    ---------

FINANCE, INSURANCE & REAL ESTATE -- 15.4%
  Allstate .......................................         31,000     $  891,250
  Bank of America ................................         17,100      1,100,812
  Equity Residential Properties Trust REIT .......         20,900        873,881
  Fannie Mae .....................................         19,700      1,393,775
  First Union ....................................         26,700      1,139,756
  Hartford Financial Services Group ..............         19,900      1,031,069
                                                                      ----------
                                                                       6,430,543
                                                                      ----------
HEALTH CARE -- 8.8%
  Bristol-Myers Squibb ...........................         13,800      1,060,012
  Johnson & Johnson ..............................          9,500        995,125
  Merck ..........................................         20,300      1,615,119
                                                                      ----------
                                                                       3,670,256
                                                                      ----------
TECHNOLOGY -- 15.5%
  Avnet ..........................................         14,700        798,394
  BMC Software* ..................................         14,800        949,050
  Computer Associates International ..............         15,900        898,350
  Intel ..........................................         15,700      1,214,788
  International Business Machines ................          8,300        816,512
  Lucent Technologies ............................         11,100        713,175
  Sterling Commerce* .............................         35,300        827,344
  Xerox ..........................................          9,300        260,400
                                                                      ----------
                                                                       6,478,013
                                                                      ----------
TRANSPORTATION -- 1.9%
  AMR* ...........................................          7,000        444,500
  Southwest Airlines .............................         20,250        340,453
                                                                      ----------
                                                                         784,953
                                                                      ----------
UTILITIES -- 5.3%
  Coastal ........................................         32,600      1,373,275
  Scana ..........................................         34,400        855,700
                                                                      ----------
                                                                       2,228,975
                                                                      ----------
  TOTAL COMMON STOCKS
   (Cost $37,304,072) ............................                    40,056,529
                                                                      ----------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 1999 (Unaudited)
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--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-- 4.7%
--------------------------------------------------------------------------------
                                                          Face
                                                         Amount        Value
                                                      ------------ -------------

REPURCHASE AGREEMENT -- 4.7%
Chase Securities, Inc. 5.15%, dated 10/29/99,
  due 11/01/99, to be repurchased at $1,947,836,
  collateralized by $1,953,624 of various U.S.
  Treasury Bills  and U.S. Treasury Notes,
  valued at $1,947,054 (Cost $1,947,000).............  $1,947,000    $ 1,947,000
                                                                    ------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $39,251,072) (a).............................                 42,003,529
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)..........                  (225,964)
                                                                    ------------
TOTAL NET ASSETS -- 100.0%...........................                $41,777,565
                                                                    ============


  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class
REIT Real Estate Investment Trust
 (a) The cost for federal income tax purposes was $39,251,072. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $2,752,457. This consisted of aggregate gross unrealized appreciation for all securities of $3,834,152 and aggregate gross unrealized depreciation for all securities of $1,081,695.


The accompanying notes are an itegral part of the financial statements.

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UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

Assets
Investments, at Cost .........................................      $39,251,072
                                                                   ============
Investments, at Value -- Note A ..............................      $42,003,529
Cash .........................................................              534
Receivable for Portfolio Shares Sold .........................           69,183
Dividends Receivable .........................................           16,375
Interest Receivable ..........................................              836
Other Assets .................................................            3,230
                                                                   ------------
  Total Assets ...............................................       42,093,687
                                                                   ------------
Liabilities
Payable for Investments Purchased ............................          247,478
Payable for Portfolio Shares Redeemed ........................           31,766
Payable for Administrative Fees -- Note C ....................           12,079
Payable for Investment Advisory Fees--Note B .................            9,497
Payable for Distribution and Service Fees -- Note E ..........            8,473
Payable for Trustees' Fees -- Note F .........................              527
Other Liabilities ............................................            6,302
                                                                   ------------
  Total Liabilities ..........................................          316,122
                                                                   ------------
Net Assets ...................................................      $41,777,565
                                                                   ============
Net Assets Consist of:
Paid in Capital ..............................................      $38,010,487
Undistributed Net Investment Loss ............................          (28,817)
Accumulated Net Realized Gain ................................        1,043,438
Unrealized Appreciation ......................................        2,752,457
                                                                   ------------
Net Assets ...................................................      $41,777,565
                                                                   ============
Institutional Service Class Shares
Shares Issued and Outstanding
(Unlimited authorization, no par value) ......................        2,161,264
Net Asset Value, Offering and Redemption Price Per Share .....           $19.33
                                                                         ======



The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                  TJ CORE EQUITY PORTFOLIO
                           FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends .........................................................  $  214,789
Interest ..........................................................      51,534
                                                                      ---------
   Total Income ...................................................     266,323
                                                                      ---------
Expenses
Investment Advisory Fees -- Note B ................................     121,204
Administrative Fees -- Note C .....................................      59,382
Distribution and Service Fees -- Note E ...........................      40,369
Registration and Filing Fees ......................................       9,902
Printing Fees .....................................................       7,997
Audit Fees ........................................................       7,044
Custodian Fees -- Note D ..........................................       4,155
Trustees' Fees -- Note F ..........................................       1,336
Legal Fees ........................................................       1,271
Other Expenses ....................................................      11,178
Investment Advisory Fees Waived -- Note B .........................     (61,846)
                                                                      ---------
   Net Expenses ...................................................     201,992
                                                                      ---------
Net Investment Income .............................................      64,331
                                                                      ---------
Net Realized Gain on Investments ..................................      77,804
Net Change in Unrealized Appreciation/Depreciation of Investments .    (831,770)
                                                                      ---------
Net Loss on Investments ...........................................    (753,966)
                                                                      ---------
Net Decrease in Net Assets Resulting From Operations ..............   $(689,635)
                                                                      =========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           TJ CORE EQUITY PORTFOLIO
                                                    OCTOBER 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    Six Months        Year
                                                      Ended           Ended
                                                October 31, 1999     April 30,
                                                   (Unaudited)         1999
                                                  --------------  --------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ..........................  $    64,331         $66,779
  Net Realized Gain ..............................       77,804       1,946,443
  Net Change in Unrealized
    Appreciation/Depreciation ...................      (831,770)      1,366,944
                                                    ------------    ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations ...................      (689,635)      3,380,166
                                                    ------------    ------------
Distributions:
  Net Investment Income .........................       (93,148)        (70,889)
  Net Realized Gain .............................            --      (1,356,689)
                                                    ------------    ------------
  Total Distributions ...........................       (93,148)     (1,427,578)
                                                    ------------    ------------
Capital Share Transactions: (1)
  Issued .........................................    24,014,252     13,608,111
  In Lieu of Cash Distributions ..................        91,832      1,401,408
  Redeemed .......................................    (2,921,388)    (6,934,498)
                                                    ------------    ------------
    Net Increase from Capital Share Transactions..    21,184,696      8,075,021
                                                    ------------    ------------
  Total Increase .................................    20,401,913     10,027,609

Net Assets:
  Beginning of Period ............................    21,375,652     11,348,043
                                                    ------------    ------------
  End of Period (including undistributed
   net investment income (loss) of $(28,817)
   and $0, respectively) .........................   $41,777,565    $21,375,652
                                                    ============    ============
(1) Share Issued and Redeemed:
  Shares Issued ..................................     1,221,176        743,287
  In Lieu of Cash Distributions ..................         4,810         82,754
  Redeemed .......................................      (150,758)      (395,969)
                                                    ------------    ------------
    Net Increase in Shares Outstanding ...........     1,075,228        430,072
                                                    ============    ============


    The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                         Six Months
                                            Ended                                                September 28,
                                         October 31,                                                1995*
                                            1999                     Years Ended April 30,       April 30, to
                                         (Unaudited)        1999           1998        1997          1996
                                          ----------     ----------     ----------   ---------    ----------
Net Asset Value, Beginning of Period          $19.68         $17.30         $13.05      $11.05        $10.00
                                          ----------     ----------     ----------   ---------    ----------
Income from Investment Operations
  Net Investment Income ............            0.04           0.10           0.10        0.12          0.06
  Net Realized and Unrealized
    Gain (Loss) on Investments .....           (0.34)          4.29           4.55        2.08          1.05
                                          ----------     ----------     ----------   ---------    ----------
  Total from Investment Operations..           (0.30)          4.39           4.65        2.20          1.11
                                          ----------     ----------     ----------   ---------    ----------
Distributions
  Net Investment Income ............           (0.05)         (0.10)         (0.11)      (0.11)        (0.06)
  Net Realized Gain ................              --          (1.91)         (0.29)      (0.09)           --
                                          ----------     ----------     ----------   ---------    ----------
  Total Distributions ..............           (0.05)         (2.01)         (0.40)      (0.20)        (0.06)
                                          ----------     ----------     ----------   ---------    ----------
Net Asset Value, End of Period .....          $19.33         $19.68         $17.30      $13.05        $11.05
                                          ==========     ==========     ==========   =========    ==========
Total Return+ ......................           (1.52)%***     27.34%         36.05%      20.14%        11.13%***
                                          ==========     ==========     ==========   =========    ==========
Ratios and Supplemental Data
  Net Assets, End of Period
    (Thousands) ....................         $41,778        $21,376        $11,348      $2,888        $1,023
  Ratio of Expenses to Average
    Net Assets .....................            1.25**         1.25%          1.25%       1.26%         1.38%**
  Ratio of Net Investment Income
    to Average Net Assets ..........            0.40**         0.50%          0.74%       1.07%         1.06%**
  Portfolio Turnover Rate ..........              17%            54%            52%         27%           17%

*   Commencement of Operations
**  Annualized
*** Not Annualized
+ Total return would have been lower if the Adviser had not waived fees during the period indicated.

   The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TJ Core Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral.

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

          Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

          B. Investment Advisory Services: Under the terms of an investment advisory agreement, Tom Johnson Investment Management, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.75% of average daily net assets for the month. Through January 1, 2001, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average daily net assets.

          C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

          Pursuant to the Agreement, the Portfolio pays the Administrator 0.079% per annum of the average daily net assets of the Portfolio, an annual base fee of $87,500, and a fee based on the number of active shareholder accounts.

          For the six months ended October 31, 1999, the Administrator was paid $59,382, of which $32,550 was paid to CGFSC for their services, $7,556 to DST for their services, and $5,642 to UAMSSC for their services.

          Effective November 1, 1999, the UAM Funds' Board of Trustees approved a change in the Sub-Administrator from CGFSC to SEI Investments Mutual Funds Services.

          D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

          E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio is not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of shares owned by clients of the Service Agents.

     UAM FUNDS                                         TJ CORE EQUITY PORTFOLIO

     ---------------------------------------------------------------------------
          F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

          G. Purchases and Sales: For the six months ended October 31, 1999, the Portfolio made purchases of $25,368,242 and sales of $4,929,830 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

          H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 1999, the Portfolio had no borrowings under the agreement.

          I. Other: At October 31, 1999, 74% of total shares outstanding were held by 3 record shareholders, each owning more than 10% or greater of the aggregate total shares outstanding.

NOTES

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                                       15

UAM FUNDS                                    TJ CORE EQUITY PORTFOLIO
                                             OCTOBER 31, 1999
--------------------------------------------------------------------------------
Officers and Trustees

Norton H. Reamer                             William H. Park
Trustee, President and Chairman              Vice President

John T. Bennett, Jr.                         Michael E. DeFao
Trustee                                      Secretary

Nancy J. Dunn                                Gary L. French
Trustee                                      Treasurer

Philip D. English                            Robert R. Flaherty
Trustee                                      Assistant Treasurer

William A. Humenuk                           Robert J. Della Croce
Trustee                                      Assistant Treasurer

James P. Pappas
Trustee

Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Tom Johnson Investment Management, Inc.
211 North Robinson, Suite 450
Oklahoma City, OK 73102

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                ------------------------------
                                                This report has been prepared
                                                for shareholders and may be
                                                distributed to others only if
                                                preceded or accompanied by a
                                                current prospectus.
                                                ------------------------------